UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 18, 2025

FLUENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37893	77-0688094
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Vesey Street, 9th Floor New York, New York	10282
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 669-7272

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0005 par value per share	FLNT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 18, 2025, Fluent, Inc. (the "Company") held its 2025 Annual Meeting of Stockholders (the "Annual Meeting") virtually. The total number of shares represented in person or by proxy at the Annual Meeting was 13,987,707 of the 20,643,660 shares of the Company's common stock outstanding and entitled to vote at the Annual Meeting as of the April 24, 2025 record date. The following matters were voted upon at the Annual Meeting:

(1)	The election of seven directors to serve for a one year term until the 2026 Annual Meeting of Stockholders or until their successors are duly elected and qualified:

Director Nominee	For	Against	Abstain	Broker Non-Vote
Matthew Conlin	6,051,573	115,897	909	3,559,872
James P. Geygan	6,059,085	108,384	910	3,559,872
David A. Graff	6,056,020	111,450	909	3,559,872
Barbara Shattuck Kohn	5,998,291	169,179	909	3,559,872
Donald Mathis	6,000,914	166,556	909	3,559,872
Richard Pfenniger, Jr.	5,977,632	189,845	902	3,559,872
Ryan Schulke	6,059,399	108,070	910	3,559,872

(2)	The approval, on an advisory basis, of the 2024 Compensation of the Company's named executive officers (Say-on-Pay):

For	Against	Abstain	Broker Non-Vote
5,990,687	119,944	57,748	3,559,872

(3)	The ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024:

For	Against	Abstain
9,368,031	350,451	9,769

(4)
The approval, or purposes of complying with Nasdaq Listing Rules 5635(b) and 5635(c), pre-funded warrants issued pursuant to those certain securities purchase agreements dated as of November 29, 2024 to certain of the Company’s directors and/or officers and any shares of the Company’s common stock issuable upon exercise thereof:

For	Against	Abstain	Broker Non-Vote
6,049,521	117,114	1,744	3,559,872

(5)
The approval, for purposes of complying with Nasdaq Listing Rules 5635(b) and 5635(c), pre-funded warrants issued pursuant to those certain securities purchase agreements dated as of March 19, 2025 to certain of the Company’s directors and/or officers and any shares of the Company’s common stock issuable upon exercise thereof:

For	Against	Abstain	Broker Non-Vote
6,050,654	115,880	1,845	3,559,872

(6)
The approval, for the purposes of complying with Nasdaq Listing Rules 5635(b), 5635(c) and 5635(d), the convertible subordinated promissory notes issued pursuant to those certain securities purchase agreements dated as of August 19, 2024 to certain of the Company’s directors and/or officers, and in certain cases affiliates of such persons, and a principal stockholder of the Company and the conversion of such notes into shares of the Company’s common stock in excess of the share cap on conversion and any future adjustments of the Conversion Price (as defined in the notes) of such notes:

For	Against	Abstain	Broker Non-Vote
6,050,405	116,390	1,584	3,559,872

(7)	The approval of an amendment to the Fluent, Inc. 2022 Omnibus Equity Incentive Plan to increase the number of shares of common stock reserved thereunder to 3,666,666 shares from 1,666,666 shares:

For	Against	Abstain	Broker Non-Vote
5,223,212	944,457	710	3,559,872

(8)
The approval of an adjournment of the Annual Meeting, if necessary or advisable, to solicit additional proxies in favor of any of the foregoing proposals if there are not sufficient votes to approve any such proposals:

For	Against	Abstain
9,198,133	528,710	1,408

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereinto duly authorized.

Fluent, Inc.

June 20, 2025	By:	/s/ Donald Patrick
	Name:	Donald Patrick
	Title:	Chief Executive Officer